SENIOR SECURED
                                 --------------
                            LINE OF CREDIT AGREEMENT
                            ------------------------

     This Senior Secured Line of Credit Agreement (the "Agreement") is entered into as of this 8th day of May, 1998 (the "Effective Date"), by and among ARIES DOMESTIC FUND, L.P. (the "Partnership"), THE ARIES FUND, A CAYMAN ISLAND TRUST (the "Trust" and collectively with the Partnership sometimes hereinafter referred to as the "Funds"), CONVERSION TECHNOLOGIES INTERNATIONAL, INC., a Delaware Corporation (the "Company"), DUNKIRK INTERNATIONAL GLASS AND CERAMICS CORPORATION "Dunkirk"), a Delaware Corporation and ADVANCED PARTICLE TECHNOLOGIES, INC., a Delaware Corporation ("APT") (each, a "Subsidiary" and collectively, the "Subsidiaries").

     WHEREAS, the Funds are substantial shareholders of the Company;

     WHEREAS, the Company and the Subsidiaries have each requested that the Funds provide a line of credit to the Company, which will benefit both the Company and the Subsidiaries;

     WHEREAS, the Funds have agreed to provide a line of credit on the terms and conditions hereinafter set forth; and

     WHEREAS, the Company, the Partnership and the Trust hereby agree to appoint Paramount Capital Asset Management, Inc., as secured party (the "Secured Party"), to act as agent under the Security Agreement, attached hereto as EXHIBIT C, for the benefit of the Partnership and the Trust in order to secure the obligations of the Company to the Partnership and the Trust under their respective Notes.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Line of Credit.
        ------------------

     1.1. Subject to the provisions of this Agreement and satisfaction by the Company of the conditions set forth herein, the Funds hereby agree to establish a line of credit of up to One Million Two Hundred Thousand Dollars ($1,200,000) (the "Line of Credit") to fund anticipated ordinary research and operating expenses of the Company and the Subsidiaries and the repayment of certain indebtedness as set forth in Schedule 5.7, from the date of this Agreement until the earlier of (i) 12 months from the Effective Date and (ii) the completion of any financing of at least $1,500,000. Any amounts drawn down under this Line of Credit, along with any and all accrued but unpaid interest shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company, upon the earlier to occur of (i) 12 months from the Effective Date and (ii) the completion of any financing of at least $1,500,000. All loans drawn under this Line of Credit shall be provided by the Partnership and the Trust respectively, in such proportion as they shall agree and shall be evidenced by secured notes (the "Notes") substantially in the form attached hereto as EXHIBIT A, which Notes shall be secured by the receivables and inventory of the Company and the Subsidiaries now owned and hereafter owned or acquired (the "Assets"), which Assets now owned are set forth on Schedule 1.1 attached hereto.

     1.2. The Company may draw down upon this Line of Credit in the amount of Three Hundred Thousand Dollars ($300,000) per month (the "Draw Down Amount"). The Company shall be entitled to the Draw Down Amount for the first month of this Agreement. Any subsequent amounts drawn down upon the Line of Credit shall be made at the sole discretion of the Funds. Each date upon which the Company draws down upon the Line of Credit is hereinafter referred to as a "Draw Down Date."

     1.3 Any request for funds hereunder shall be subject to the conditions set forth in Section 3. To the extent that such conditions are not met at the time the Company requests any draw down, the Funds shall have no obligations with respect to financing the Company and any of the other matters set forth hereunder.

     2. Consideration.
        -------------

     2.1. As consideration for the Line of Credit, the Company shall issue to the Funds on the date hereof warrants (the "Warrants") substantially in the form of Exhibit B attached hereto to purchase up to 240,000 shares of common stock, par value $.00025 per share, of the Company (the "Common Stock"). From and after any Draw Down Date, including the date hereof, the Warrants shall vest and become immediately exercisable by the Funds for Twenty Thousand (20,000) shares of Common Stock per $100,000 of Draw Down Amount at an exercise price equal to the representative closing bid price of the Common Stock on the date hereof, which the parties agree and acknowledge to be equal to $1.00 per share of Common Stock. If at any time the Company shall draw down a Draw Down Amount that is not less than $100,000 or is not evenly divisible by $100,000, then the Warrants shall vest and become immediately exercisable for an appropriate amount of shares of Common Stock representing a pro rata share of such Draw Down Amount.

     2.2. The Funds shall be entitled to the registration rights as set forth in
Section 5 of the Warrant.

     3.   Conditions to Draw Downs.

     The obligation of the Funds to fund any Draw Down Amount is subject to the satisfaction on or prior to the Effective Date, and each Draw Down Date, of each of the following conditions, which may only be waived by written consent of the
Funds:

     3.1. Prior to each Draw Down Date, the Company shall have provided to the Funds (a) the unaudited balance sheet of the Company and the Subsidiaries as of February 28, 1998, and the related unaudited statement of operations for the eight-month period then ended, as well as the related unaudited statements of stockholders' equity (deficit) and cash flows for the eight-month period then ended, accompanied by the unqualified certification thereon of the Chief Financial Officer of the Company (together with any notes thereto, the "February 28, 1998 Financial Statements") and (b) a "bring-down" certificate of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company and the Subsidiaries with respect to the financial position of the Company and the Subsidiaries as of the Effective Date and as to results for the period from the date of the February 28 Financial Statements to the Effective Date, in form and substance satisfactory to the Funds and their counsel.

     3.2. Except as set forth in Schedule 3.2 attached hereto or as set forth in the SEC Documents (as defined below), as of the Effective Date and each Draw Down Date, no event or events or condition or conditions shall have occurred, or become known (including information not previously disclosed), which separately or in the aggregate, in the reasonable judgment of the Funds will, or could reasonably be expected to, materially and adversely effect the rights or remedies of the Funds or the ability of the Company and the Subsidiaries to perform their obligations under this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee (as defined below) and the Warrants, and there shall have been no material adverse change in the financial condition, operating results, employee or customer relations or prospects of, or otherwise with respect to, the Company from the date of the February 28 Financial Statements to the Effective Date, from the date of the February 28 Financial Statements to each Draw Down Date, or from the Effective Date to each Draw Down Date.

     3.3. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

     3.4. The Company and the Subsidiaries shall have obtained in writing or made all consents, waivers, approvals, orders, permits, licenses and authorizations of, and registrations, declarations, notices to and filings and applications with, any governmental authority or any other person or entity (including, without limitation, security holders and creditors) required to be obtained or made in order to enable the Company and each of the Subsidiaries to observe and comply with all their respective obligations under this Agreement and to consummate the transactions contemplated hereby.

     3.5. All executive officers, including, without limitation, the Chief Executive Officer and the Chief Financial Officer of the Company agree and acknowledge the seniority of the Notes and any payments to such officers upon termination of their employment are subject to the repayment of the principal and interest of the Notes.

     3.6. The Security Agreement is sufficient in form so as to create a valid security interest in favor of the Partnership and the Trust under the Delaware Uniform Commercial Code (the "Delaware UCC"), the New York General Obligations Law (the "New York UCC") and the Florida Uniform Commercial Code (the "Florida UCC") in the Collateral (as defined in the Security Agreement) described in the Security Agreement to the extent that the creation of a security interest in such Collateral is governed by the Delaware UCC, the New York UCC and the Florida UCC, as security for the payment and performance of the obligations expressed to be secured by the Security Agreement for the benefit of the Partnership and the Trust under their respective Notes. Upon the filing of properly prepared and executed financing statements, such security interest will be perfected to the extent that a security interest in such Collateral may be so perfected.

     3.7. All of the representations and warranties of the Company and the Subsidiaries contained in this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee and the Warrants, shall be true and correct at and as of the Effective Date and each Draw Down Date with the same effect as though such representations and warranties have been made on and as of such date. Prior to each draw down, the Company shall provide the Funds with written notice that it intends to make a draw down. Such notice shall be in the form attached hereto as EXHIBIT D.

     3.8. All of the covenants and agreements of the Company and the Subsidiaries, as the case may be, contained in this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee and the Warrants, and required to be performed on or prior to the Effective Date and each Draw Down Date shall have been performed in a manner satisfactory in all respects to the Funds.

     3.9. After giving effect to the funding of the applicable Draw Down Amount, there shall exist no Event of Default (as defined in Section 7) nor any event that, with notice or lapse of time or both, would constitute an Event of Default.

     3.10. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee and the Warrants shall be satisfactory in form and substance to the Funds. The Funds shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Funds may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

     3.11. The Company and the Subsidiaries shall have provided to the Funds all schedules required pursuant to this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee and the Warrants, which schedules shall be satisfactory to the Funds and their counsel in their sole discretion. Notwithstanding the foregoing, such schedules may not be revised without the prior written consent of the Funds.

     3.12. Each of the Subsidiaries shall have duly authorized, executed and delivered a Subsidiary Guarantee in the form of EXHIBIT E (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Subsidiary Guarantee") and such Subsidiary Guarantee shall be in full force and effect.

     3.13. At each Draw Down Date after the Company has drawn down $500,000 in the aggregate, the Company's financial position shall be within twenty percent (20%) of the cash flow projections provided to the Funds pursuant to Section 5.3(d).

     3.14 Prior to the Effective Date, the Board of Directors has adopted resolutions which authorize the transactions contemplated by this Agreement, the Notes, the Warrants and the Security Agreement. Such resolutions are attached hereto as EXHIBIT F.

     4. Representations and Warranties of the Company and the Subsidiaries.
        ------------------------------------------------------------------

     In order to induce the Funds to enter into this Agreement, the Warrants, the Notes and the Security Agreement and to fund the Draw Down Amounts, the representations and warranties set forth below shall be true and accurate as of the Effective Date and each Draw Down Date, and shall survive the execution, delivery and performance of such agreements. The Company and the Subsidiaries represent and warrant to the Funds, as follows:

     4.1.  Due  Authorization,  Valid  Issuance,  Etc.  The Notes have been duly
           ------------------------------------------
authorized and, when issued in accordance with this Agreement upon each Draw Down Date, will be free and clear of all liens, security interests, claims, options, adverse interests or other encumbrances ("Liens") imposed by or through the Company. The Warrants have been duly authorized and, when issued in accordance with this Agreement upon each Draw Down Date will be validly issued and free and clear of all liens imposed by or through the Company. The Common Stock issuable upon the exercise of the Warrants and this Agreement has been duly authorized and reserved, and upon the exercise of the Warrants in accordance with the terms and conditions thereof and this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens imposed by or through the Company. The issuance, sale and clear delivery of the Notes, the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants will not be subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

     4.2  Authorization;  No Breach.  The Company and the Subsidiaries have full
          -------------------------
corporate power and authority to execute, deliver and enter into this Agreement and to perform their obligations hereunder, and the execution, delivery and performance of this Agreement, the Notes, the Security Agreement, the Subsidiary Guarantee and the Warrants and all other transactions contemplated hereby have been duly authorized by the Company and the Subsidiaries, and this Agreement constitutes a legal, valid and binding obligation of the Company and the
Subsidiaries, enforceable in accordance with its terms except as the enforceability hereof may be limited by (a) bankruptcy, insolvency, moratorium and similar laws affecting creditors= rights generally and (b) the availability of remedies under general equitable principles. The execution and delivery by the Company and the Subsidiaries of this Agreement and the Security Agreement, and the Subsidiary Guarantee and the issuance of the Notes and the Warrants by the Company pursuant to this Agreement, and the performance and fulfillment of the Company and the Subsidiaries of their obligations under this Agreement, the Security Agreement, the Notes, the Subsidiary Guarantee and the Warrants, as the case may be, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or event which, with notice or lapse of time or both, would constitute a breach of or default under, (iii) give any third party the right to accelerate any obligation under or terminate, (iv) result in a violation of, (v) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by the Company or the Subsidiaries under, (vi) or result in the imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or the Subsidiaries, (vii) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to or require the consent of any other person under, the Certificate of Incorporation or By-Laws of the Company or the Subsidiaries or any law, statute, rule or regulation to which the Company or the Subsidiaries are subject or by which any of their properties are bound, or any agreement, instrument, order, judgment or decree to which the Company or the Subsidiaries are subject or by which their properties are bound or (viii) give any securityholder or other party the right to any antidilution or similar adjustment, including, without limitation, to the conversion or exercise prices or rates of the instruments held by such securityholder or party.

     4.3  Capitalization.  As of  the  date  hereof,  the  Company's  authorized
          --------------
capitalization consists of: 50,000,000 shares of Common Stock, par value $.00025 per share, of which 5,539,745 shares are presently issued and outstanding and 15,000,000 shares of preferred stock, par value $.001 per share, of which 880,000 shares are designated as Series A Preferred Stock, of which 619,360 are issued and outstanding. As of the date hereof 27,159,593 shares of Common Stock are reserved for issuance upon the conversion or exercise of presently outstanding convertible securities, options, warrants or other rights to purchase Common Stock. All outstanding securities of the Company are validly issued, fully paid and nonassessable. No stockholder of the Company is entitled to any preemptive rights with respect to the purchase or sale of any securities by the Company. Except as has been set forth in Schedule 4.3 hereto or in the SEC Documents, there are no outstanding options, warrants or other rights, commitments or arrangements, written or oral, to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or any security directly or indirectly convertible into or exchangeable for any capital stock of the Company or under which any such option, warrant or convertible security may be issued in the future, and there are no voting trusts or agreements, stockholders= agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party, and to the best knowledge of the Company after due inquiry there are no such trusts, agreement, rights, proxies or similar arrangements as to which the Company is not a party with respect to the capital stock. Except as set forth on Schedule
4.3 or in the SEC Documents and as contemplated herein, none of the shares of capital stock of the Company is reserved for any purpose, and the Company is neither subject to any obligation (contingent or otherwise), nor has any option to repurchase or otherwise acquire or retire any shares of its capital stock.
Schedule 4.3 sets forth (a) the number of shares of Common Stock authorized for issuance under the Company's Incentive Stock Option Plan, as amended and restated, and the Company's Non-Employee Director Stock Option Plan; (b) the number of shares of Common Stock as to which options under such plan have been
(i) reserved for issuance and (ii) exercised; (c) the exercise prices for all outstanding options under such plan; (d) the number of shares of Common Stock underlying the outstanding warrants; and (e) the exercise prices for the outstanding warrants. Schedule 4.3 sets forth an accurate description of any instruments having any antidilution adjustment provisions or similar rights and a list of all events that have triggered such provisions or rights, and except as set forth on Schedule 4.3, no antidilution adjustments with respect to the outstanding securities of the Company will be triggered by the issuance of the securities contemplated hereby or by the Warrants or the Notes.

     4.4.  Financial  Statements  and SEC  Documents.  (a)  Attached  hereto  as
           -----------------------------------------
Schedule 4.4 are the unaudited financial statements of the Company for the eight month period ended February 28, 1998, including the balance sheet as at the end of such period and the related statements of operations, stockholders= equity (deficit) and cash flows for such eight-month period, (collectively, the "Financial Statements"). For purposes of this Agreement, February 28, 1998, shall be hereinafter referred to as the "Balance Sheet Date." The Financial Statements have been prepared in accordance with the books and records of the Company and generally accepted accounting principles, applied consistently with the past practices of the Company (except as otherwise noted in such Financial Statements), reflect all liabilities and obligations of the Company, as of their respective dates, and present fairly the financial position of the Company and the results of its operations as of the time and for the periods indicated therein.

     (b) The Company has made available to the Funds a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission since January 1, 1993 (as such documents have since the time of their filing been amended, the "SEC Documents") which are all the documents (other than preliminary material) that the Company filed with the Securities and Exchange Commission since such date. As of their respective dates, the SEC Documents complied in all respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and/or the Exchange Act of 1934, as amended (the "Exchange Act") as the case may be, and the rules and regulations of the Securities and Exchange Commission thereunder applicable to such SEC Documents and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

     4.5.  No Material  Adverse  Changes.  Except as set forth in  Schedule  4.5
           -----------------------------
attached hereto or in the SEC Documents, since the Balance Sheet Date there has not at any time been (a) in the reasonable judgment of the Funds any material adverse change in the financial condition, operating results, business prospects, employee relations or customer relations of the Company or either of the Subsidiaries or the Company and the Subsidiaries taken as a whole, or (b) in the reasonable judgment of the Funds, other changes, which in the aggregate have been materially adverse to the Company or either of the Subsidiaries or the Company and the Subsidiaries taken as a whole.

     4.6. Absence of Certain  Developments.  Except as set forth on Schedule 4.6
          --------------------------------
or in the SEC Documents, since the Balance Sheet Date, neither the Company nor the Subsidiaries will have, prior to any Draw Down Date: (a) issued any securities other than upon exercise of outstanding warrants or options or upon conversion of outstanding preferred stock; (b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent), other than liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, none of which are or shall be material and which are less than $50,000 individually or less than $500,000 in the aggregate; (c) discharged or satisfied any lien, adverse claim or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business in an amount less than $50,000; (d) declared or made any payment or distribution of cash or other property to the stockholders of the Company with respect to the Common Stock or purchased or redeemed any shares of Common Stock; (e) mortgaged, pledged or subjected to any lien, adverse claim, charge or any other encumbrance, any of their properties or assets, except for liens for taxes not yet due and payable; (f) sold, assigned or transferred any of their assets, tangible or intangible, except inventory in the ordinary course of business and in an amount less than $50,000, or disclosed to any person, firm or entity not party to a confidentiality agreement with the Company any proprietary confidential information; (g) suffered any extraordinary losses or waived any rights of material value; (h) made any capital expenditures or commitments therefor in an amount greater than $10,000 in the aggregate; (i) entered into any other transaction other than in the ordinary course of business in an amount less than $50,000 or entered into any material transaction, whether or not in the ordinary course of business; (j) made any charitable contributions or pledges; (k) suffered damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could have a material adverse effect on the business or operations of the Company; (l) engaged in any transactions with affiliates of the Company, any officer or director of the Company or any affiliates of any officer or director of the Company; (m) resolved or entered into any agreement or understanding with respect to any of the foregoing or (n) made any payments of any kind (except for payroll) or issued any securities to any officer of the Company.

     4.7. Properties.  Schedule 4.7 annexed hereto contains a true, complete and
          ----------
correct list of all real and personal property owned or leased by the Company and the Subsidiaries. The Company and the Subsidiaries have good and marketable title to all of the real property and good title to all of the personal property and assets they purport to own, including those reflected as owned on the Company Balance Sheet or acquired thereafter, and a good and valid leasehold interest in all property indicated as leased on the Company

Balance Sheet, whether such property is real or personal, free and clear of all liens, adverse claims, charges, encumbrances or restrictions of any nature whatsoever, except (a) such as are reflected on the Company Balance Sheet and
(b) for receivables and charges collected in the ordinary course of business. The Company and the Subsidiaries own or lease all such properties as are necessary to their operations as now conducted and as presently proposed to be conducted and all such properties are, in all material respects, in good operating condition and repair.

     4.8. Taxes. The Company and the Subsidiaries have timely filed all federal,
          -----
state, local and foreign tax returns and reports required to be filed, and all taxes, fees, assessments and governmental charges of any nature shown by such returns and reports to be due and payable have been timely paid except for those amounts being contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted accounting principles and are reflected on the Company Balance Sheet. There is no tax deficiency which has been, or, to the knowledge of the Company might be, asserted against the Company or their Subsidiaries which could reasonably result in losses of more than $50,000 to the Company or the Subsidiaries. All such tax returns and reports were prepared in accordance with the relevant rules and regulations of each taxing authority having jurisdiction over the Company and the Subsidiaries and are true and correct. Neither the Company nor the Subsidiaries have given nor been requested to give any waiver of any statute of limitations relating to the payment of federal, state, local or foreign taxes. Neither the Company nor the Subsidiaries has been, nor is now being, audited by any federal, state, local or foreign tax authorities. The Company and the Subsidiaries have made all required deposits for taxes applicable to the current tax year. Neither the Company nor the Subsidiaries is, or has ever been, a member of any "affiliated group" within the meaning of Section 1504 of the Internal Revenue Code, as in effect from time to time.

     4.9.  Litigation.  Except  as set  forth  on  Schedule  4.9  or in the  SEC
           ----------
Documents, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the Company's or the Subsidiaries' knowledge, threatened against or affecting the Company or the Subsidiaries, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality that could reasonably result in losses of more than $50,000; there are no arbitration proceedings pending under collective bargaining agreements or otherwise that could reasonably result in losses of more than $50,000; and, to the knowledge of the Company or the Subsidiaries, there is no basis for any of the foregoing.

     4.10.  Compliance with Law. The Company and the Subsidiaries  have complied
            -------------------
in all respects with all applicable statutes and regulations of the United States and of all states, municipalities and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of their businesses and operations which noncompliance could reasonably result in losses of more than $50,000.

     4.11. Insurance.  Schedule 4.11 annexed hereto contains a brief description
           ---------
of each insurance policy maintained by the Company and the Subsidiaries with respect to their properties, assets and businesses; each such policy is in full force and effect; and neither the Company nor the Subsidiaries is in default with respect to their obligations under any of such insurance policies. The insurance coverage of the Company and the Subsidiaries is in amounts not less than is customarily maintained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks. The activities and operations of the Company and the Subsidiaries have been conducted in a manner so as to conform to all applicable provisions of these insurance policies and neither the Company nor the Subsidiaries have taken or failed to take any action which would cause any such insurance policy to lapse.

     4.12.  Agreements.  Except for this  Agreement  and the Notes  contemplated
            ----------
hereby or as otherwise set forth in Schedule 4.12 attached hereto or in the SEC Documents, neither the Company nor the Subsidiaries are parties to or bound by any agreement or commitment, written or oral, which obligates the Company or the Subsidiaries to make payments to any person, or which obligates any person to make payments to the Company or the Subsidiaries, in the case of each such agreement in an amount exceeding $10,000, or which is otherwise material to the conduct and operation of the Company's or the Subsidiaries business or proposed business or any of their properties or assets, including, without limitation, all shareholder, employment, non-competition and consulting agreements and employee benefit plans and arrangements and collective bargaining agreements to which the Company or the Subsidiaries are parties or by which they are bound. All such agreements are legal, valid and binding obligations of the Company or the Subsidiaries, in full force and effect, and enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by
(a) bankruptcy, insolvency, moratorium, and similar laws affecting creditors' rights generally and (b) the availability of remedies under general equitable principles. The Company and the Subsidiaries have performed all obligations required to be performed by them, and are not in default, or in receipt of any claim, under any such agreement or commitment, and neither the Company nor the Subsidiaries have any present expectation or intention of not fully performing all of such obligations, nor does the Company or the Subsidiaries have any knowledge of any breach or anticipated breach by the other parties to any such agreement or commitment. Neither the Company nor the Subsidiaries is a party to any contract, agreement, instrument or understanding which materially adversely affects the business, properties, operations, assets or condition (financial or otherwise) of the Company or the Subsidiaries. The Funds have been furnished with, or the Company and the Subsidiaries have made available for the Funds= review, a true and correct copy of each written agreement referred to in
Schedule 4.12 or in the SEC Documents, together with all amendments, waivers or other changes thereto.

     4.13.  Undisclosed  Liabilities.  Except  as set  forth  on  Schedule  4.13
            ------------------------
attached hereto or in the SEC Documents, neither the Company nor the Subsidiaries have any obligation or liability of any nature whatsoever (whether accrued, absolute, contingent, unliquidated, or otherwise, whether or not known to the Company or the Subsidiaries, whether due or to become due) arising out of transactions entered into at or prior to the Effective Date or any Draw Down Date, or any action or inaction at or prior to the Effective Date of this Agreement, or any state of facts existing at or prior to the Effective Date of this Agreement or any Draw Down Date, except (a) liabilities reflected on the Company's or the Subsidiaries' Balance Sheets and (b) liabilities in an aggregate amount less than $50,000 incurred in the ordinary course of business since the Balance Sheet Date (none of which is a liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits).

     4.14. Employees;  Conflicting  Agreements.  Except as set forth on Schedule
           -----------------------------------
4.14 attached hereto or in the SEC Documents, to the best of the Company's and each of the Subsidiaries= knowledge, no stockholder, director, officer or key employee of the Company or the Subsidiaries is a party to or bound by any agreement, contract or commitment, or subject to any restrictions in connection with any previous or current employment of any such person, which adversely affects, or which in the future may adversely affect, the business or the proposed business of the Company or the Subsidiaries or the rights of the Funds under this Agreement and in respect of its rights as a holder of the Notes and the Warrants.

     4.15.  Disclosure.  Neither  this  Agreement  nor  any  of  the  schedules,
            ----------
exhibits, written statements, documents or certificates prepared or supplied by the Company or the Subsidiaries with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which made. Except as disclosed in Schedule 4.15 hereto or in the SEC Documents, there exists no fact or circumstance which, to the knowledge of the Company and the Subsidiaries upon due inquiry, materially adversely affects, or which could reasonably be anticipated to have a material adverse effect on, the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company or the Subsidiaries.

     4.16.  Environmental  Matters (a) The Company and the  Subsidiaries and all
            ----------------------
properties owned, operated or leased by the Company and the Subsidiaries have obtained and currently maintain all environmental permits required for their business and operations and are in compliance with all such environmental permits; (ii) there are no legal proceedings pending nor, to the best knowledge of the Company and the Subsidiaries, threatened to modify or revoke any such environmental permits; and (iii) neither the Company nor the Subsidiaries nor any property owned, operated or leased by the Company or the Subsidiaries has received any notice from any source that there is lacking any environmental permit required for the current use or operation of the business of the Company or the Subsidiaries, or any property owned, operated or leased by the Company or the Subsidiaries.

     (b) Except as set forth in Schedule  4.16  hereto or in the SEC  Documents,
(i) all real property owned, operated or leased by the Company or the Subsidiaries, and, to the best knowledge of the Company and the Subsidiaries, all property adjacent to such properties, are in compliance with the environmental laws with respect to hazardous materials; and the Company and the Subsidiaries are not subject to environmental costs and liabilities with respect to hazardous materials beyond those costs contemplated in the ordinary course of business, and no facts or circumstances exist which could give rise to environmental costs and liabilities with respect to hazardous materials beyond those costs contemplated in the ordinary course of business.

     (c) Except as set forth in Schedule 4.16 hereto or in the SEC Documents, there is not now, nor has there been in the past, on, in, or under any real property owned, leased, or operated by the Company or the Subsidiaries, or by any of their predecessors (i) any asbestos-containing materials, (ii) any leaking underground storage tanks, (iii) above-ground storage tanks, (iv) impoundments, (v) poly-chlorinated biphenyl or (vi) radioactive substances.

     (d) The Company and the Subsidiaries have provided or made available to the Funds drafts and final versions of all environmental site assessments, risk management studies and internal environmental audits that have been conducted by or on behalf of the Company or the Subsidiaries ("Environmental Studies"), with respect to any real property that now or in the past has been owned, operated or leased by the Company or the Subsidiaries, or any of their predecessors.

     (e) Except as set forth in Schedule 4.16 hereto or in the SEC Documents, the Company and the Subsidiaries and all properties owned, operated or leased by the Company and the Subsidiaries are in compliance with environmental law.

     (f) Except as set forth in Schedule 4.16 hereto or in the SEC Documents, neither the Company nor the Subsidiaries nor any property owned, leased or operated by the Company or the Subsidiaries has received or been issued any written request for information, or has been notified that it is a potentially responsible party under the environmental laws with respect to any on-site or off-site for which environmental costs and liabilities are asserted.

     4.17. On and as of the Effective Date and each Draw Down Date, after giving effect to the Draw Down Amount and all other indebtedness (including guarantees) incurred and to be incurred by the Company and the Subsidiaries in connection therewith, (x) the sum of the assets, at a fair valuation, of the Company and the Subsidiaries, will exceed its debts, (y) neither the Company nor the Subsidiaries will have incurred or intended to, or believe that it will, incur debts beyond their ability to pay such debts as such debts mature and (z) the Company and the Subsidiaries will have sufficient capital with which to conduct their businesses. For purposes of this Section 4.17 "debt" means any liability on a claim, and "claim" means any (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

     4.18. Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     4.19. Neither the Company nor any of the Subsidiaries (i) is a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended or (ii) is subject to regulation under the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, or is subject to any other statute or regulation which regulates the incurring by the Company or any of the Subsidiaries of indebtedness for borrowed money, other than Federal and state securities laws.

     4.20. Subsidiaries and Investments. Except for a wholly-owned subsidiary of
           ----------------------------
the Company, CTI ACQSUB-II, Inc., which presently holds no assets, liabilities, obligations or operations and which was formed in connection with a previously proposed merger of the Company, Dunkirk and APT, the Company has no wholly or partially owned Subsidiaries and does not control, directly or indirectly, any other corporation, business trust, firm, partnership, association, joint venture, entity or organization. Except for the Company's interests in the Subsidiaries, neither the Company nor the Subsidiaries own any shares of stock, partnership interest, joint venture interest or any other security, equity or interest in any other corporation or other organization or entity. "Subsidiary" means any person, corporation, firm or entity at least the majority of the equity securities (or equivalent interest) of which are, at the time as of which any determination is being made, owned of record or beneficially by the Company, directly or indirectly, through any Subsidiary or otherwise. "Control" and similar terms shall have the meanings ascribed thereto in Rule 12b-2 promulgated under the Exchange Act.

     4.21. No finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the transactions contemplated by this Agreement.

     4.22. The Company has provided the Funds with a copy of any and all employment agreements to which the Company is a party.

     4.23. The Company currently has no liens or adverse claims on its inventory or receivables. The Company's former working capital line of credit (the "Key Bank Loan") with Key Bank of New York ("Key Bank"), secured by inventory and receivables as evidenced by UCC-1 No. 116645 (the "Key Bank UCC"), was repaid in full and terminated in May 1996. The assignment of the Key Bank UCC by Key Bank to the New York State Job Development Authority (the "JDA") pursuant to UCC-3 No. 116645 was made after repayment of the Key Bank Loan and is therefor void and of no effect.

     5.  Covenants of the Company and the  Subsidiaries.  Until such time as the
         ----------------------------------------------
Company pays to the Funds the principal sum and interest evidenced by the Notes, and performs and discharges of each and every obligation of the Company under this Agreement, the Security Agreement, the Warrants and the Notes, the Company and the Subsidiaries covenant and agree as follows:

     5.1 Draw Down Schedules; Notice of Change. The Company shall (i) in advance
         -------------------------------------
of any draw down under this Line of  Credit,  provide  the Funds with a detailed schedule identifying the proposed use of proceeds of such draw down and the Company's projected budget for the month and six-month period following such draw down, (ii) in advance of any draw down after the Company's initial draw down, provide the Funds with a schedule detailing the actual use of proceeds from any prior draw down, (iii) provide written notice to the Funds of any material developments relating to the Company within one (1) day of becoming aware of any such developments and provide the Funds on an ongoing basis with such information as is necessary to keep them reasonably informed of the Company's business and (iv) provide the Funds with any information relating to the Company as may be requested.

     5.2. Books and Accounts.  The Company and the  Subsidiaries  will: (a) make
          ------------------
and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect their transactions, including, without limitation, dispositions of their assets; and (b) devise and maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and in accordance with the Company's and the Subsidiaries' past practices or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     5.3. Financial Reporting and Business Plan.
          -------------------------------------

     (a) The Company will furnish to the Funds as soon as practicable, and in any event within 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ended June 30, 1998), an annual report of the Company, including a balance sheet (consolidated to include the Subsidiaries) as at the end of such fiscal year and statement of operations, stockholders= equity (deficit) and cash flows for such fiscal year, together with the related notes thereto, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, all of which will be correct and complete and will present fairly the financial position of the Company and the Subsidiaries on a consolidated basis and the results of its operations and changes in its financial position as of the time and for the period then ended. Such financial statements shall be accompanied by an unqualified report (other than qualifications contingent upon the Company's ability to obtain additional financing), in form and substance reasonably satisfactory to Funds, of independent public accountants reasonably satisfactory to Funds to the effect that such financial statements have been prepared in accordance with the books and records of the Company and the Subsidiaries and generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report), and present fairly the financial position of the Company and the Subsidiaries and the results of its operations and changes in their financial position as of the time and for the period then ended. The Company will use its best efforts to conduct its business so that such report of the independent public accountants will not contain any qualifications as to the scope of the audit, the continuance of the Company, or with respect to the Company's compliance with generally accepted accounting principles consistently applied, except for changes in methods of accounting in which such accountants concur.

     (b) The Company will furnish to the Funds, as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of the Company during each fiscal year, a quarterly report of the Company consisting of a consolidated unaudited balance sheet as at the end of such quarter and a consolidated unaudited statement of operations, stockholders' equity (deficit) and cash flows for such quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form corresponding figures for the preceding fiscal year. All such reports shall be certified by the Chief Financial Officer of the Company to be correct and complete, to present fairly the financial position of the Company and the Subsidiaries and the consolidated results of its operations and changes in its financial position as of the time and for the period then ended and to have been prepared in accordance with generally accepted accounting principles consistently applied except for normal, recurring, year-end audit adjustments and the absence of footnotes.

     (c) The Company shall furnish to the Funds, within 30 days after the end of each calendar month, an unaudited consolidated balance sheet of the Company as of the end of such month and the related unaudited statement of operations, stockholders= equity (deficit) and cash flows for such month and for the fiscal year to date, setting forth in each case comparative form the corresponding figures for the budget for the current fiscal year, or such other financial information as otherwise agreed to by the parties hereto. All such statements shall be certified by the Chief Financial Officer of the Company to the effect that such statements fairly present the financial condition of the Company as of the dates shown and the results of its operations for the periods then ended and that such statements have been prepared in conformity with generally accepted accounting principles consistently applied except for normal, recurring, year-end audit adjustments and the absence of footnotes.

     (d) Commencing with the Company's fiscal year commencing July 1, 1998, the Company shall furnish to the Funds, as soon as practicable and in any event not less than 60 days prior to the end of each fiscal year of the Company, (i) an annual operating budget for the Company and the Subsidiaries, for the succeeding fiscal year, containing projections of profit and loss, cash flow and ending balance sheets for each month of such fiscal year and (ii) the Business Plan. The Company shall furnish to the Funds within five (5) days after the date the Board of Directors has approved the annual operating budget and business plan referred to above, which shall be no later than 60 days after the beginning of each fiscal year, such operating budget and business plan as approved by the Board of Directors. Promptly upon preparation thereof, the Company shall furnish to the Funds any other operating budgets or business plans that the Company may prepare and any revisions or modifications of such previously furnished budgets or business plans.

     (e) The annual statements and quarterly statements furnished pursuant to Sections 5.3(a) and (b) shall include a narrative discussion prepared by the Company describing the business operations of the Company and the Subsidiaries during the period covered by such statements. The monthly statements furnished pursuant to Section 5.3(c) shall be accompanied by a statement describing any material events, transactions or deviations from the Business Plan and containing an explanation of the causes and circumstances thereof.

     5.4.  Certificates of Compliance.  The Company and each of the Subsidiaries
           --------------------------
covenant that promptly after the occurrence of any default hereunder or any default under or breach of any material agreement, or any other material adverse event or circumstance affecting the Company or the Subsidiaries, it will deliver to the Funds an Officers= Certificate specifying in reasonable detail the nature and period of existence thereof, and what actions the Company or the Subsidiaries have taken and proposes to take with respect thereto.

     5.5.  Other  Reports and  Inspection.  (a) The Company  will furnish to the
           ------------------------------
Funds (i) as soon as practicable after issuance, copies of any financial statements or reports prepared by the Company or the Subsidiaries for, or otherwise furnished to, their stockholders or the Securities and Exchange Commission and (ii) promptly, such other documents, reports and financial data as the Funds, in their sole discretion, may request. In addition, the Company will, upon request, make available to the Funds or its representatives or designees (i) all assets, properties and business records of the Company and the Subsidiaries for inspection and/or copying and (ii) the directors, officers and employees of the Company and the Subsidiaries for interviews concerning the business, affairs and finances of the Company and the Subsidiaries.

     5.6. Insurance. The Company and the Subsidiaries will at all times maintain
          ---------
valid policies of worker's compensation and director and officer and such other insurance with respect to their properties and business of the kinds and in amounts not less than is customarily maintained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against fire, loss, damage, theft, public liability and other risks. The activities and operations of the Company and the Subsidiaries shall be conducted in a manner to as to conform in all material respects to all applicable provisions of such policies.

     5.7. Use of Proceeds;  Restriction  on Payments.  The Company shall use the
          ------------------------------------------
net proceeds from the Line of Credit to bridge its working capital needs, to repay certain indebtedness and settle certain law suits as set forth in Schedule
5.7 through such time as it can obtain additional financing. The Company covenants and agrees that it will not directly or indirectly use any of the proceeds to (i) repay any indebtedness of the Company or the Subsidiaries, including but not limited to any indebtedness to officers, employees, directors or principal stockholders of the Company or the Subsidiaries, but excluding accounts payable to non-affiliates incurred in the ordinary course of business, other than the indebtedness set forth on Schedule 5.7, (ii) redeem, repurchase or otherwise acquire any equity security of the Company or the Subsidiaries or
(iii) make any payment to any officer or director or any affiliates of any of the foregoing, without the prior written approval of the Funds. Notwithstanding the foregoing, neither the Company nor the Subsidiaries shall make any payments to any parties which exceed $50,000 individually or $500,000 in the aggregate, without the prior written consent of the Funds.

     5.8.  Material  Changes.  The Company and the  Subsidiaries  will  promptly
           -----------------
notify the Funds of any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company or the Subsidiaries, or any other material adverse event or circumstance affecting the Company or the Subsidiaries, and of any litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries or against any director or officer of the Company or the Subsidiaries.

     5.9. Corporate Existence,  Licenses and Permits; Maintenance of Properties;
          ----------------------------------------------------------------------
New Businesses. The Company and the Subsidiaries will at all times conduct their
--------------
business in the ordinary course and cause to be done all things necessary to maintain, preserve and renew their existence and will preserve and keep in force and effect, all licenses, permits and authorizations necessary to the conduct of their respective businesses. The Company and the Subsidiaries will also maintain and keep their properties in good repair, working order and condition, and from time to time, to make all needful and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly conducted at all times.

     5.10. Other Material  Obligations.  The Company and the  Subsidiaries  will
           ---------------------------
comply with, (a) all material obligations which they are subject to, or become subject to, pursuant to any contract or agreement, whether oral or written, as such obligations are required to be observed or performed, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company or the Subsidiaries, as the case may be, have set aside on its books adequate reserves with respect thereto, and (b) all applicable laws, rules, and regulations of all governmental authorities, the violation of which could have a material adverse effect upon the business of the Company or of the Subsidiaries.

     5.11.  Amendment to the Certificate of Incorporation  and the By-Laws.  The
            --------------------------------------------------------------
Company and the Subsidiaries will perform and be in compliance with and observe all of the provisions set forth in their respective Certificate of Incorporation and By-Laws to the extent that the performance of such obligations is legally permissible; provided that the fact that performance is not legally permissible will not prevent such nonperformance from constituting an event of default under this Agreement, the Warrants, the Notes or the Security Agreement. The Company and the Subsidiaries will not amend their respective Certificate of Incorporation or By-Laws or any Certificate of Designations for any other capital stock of the Company, including, but not limited to, any series of Preferred Stock so as to adversely affect the rights of the Funds under this Agreement, the Certificate of Incorporation, the By-Laws, the Warrants, the Subsidiary Guarantee and the Notes.

     5.12.  Mergers,  Consolidations,  Sales of  Assets  and  Acquisitions.  The
            --------------------------------------------------------------
Company and the Subsidiaries shall not (i) merge into or consolidate with any other person, or entity or permit any other person to merge into or consolidate with them, or (ii) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of their assets in an amount more than $25,000 individually or more than $250,000 in the aggregate (whether now owned or hereafter acquired) or purchase, lease or otherwise acquire (in one transaction or a series of transactions) any of the assets of any other person or entity, except in the ordinary course of business with respect to clause (ii).

     5.13.  Acquisition.  Neither the Company nor the Subsidiaries  will acquire
            -----------
any interest in any business from any person, firm or entity (whether by a purchase of assets, purchase of stock, merger or otherwise) without the prior approval of the Funds.

     5.14.  Dividends;  Distributions;  Repurchases  of Common  Stock;  Treasury
            --------------------------------------------------------------------
Stock.  Other than with  respect to its Series A  Preferred  Stock,  the Company
-----
shall not declare or pay any dividends on, or make any other distribution with respect to, its capital stock, whether now or hereafter outstanding, or purchase, acquire, redeem or retire any shares of its capital stock.

     5.15.  Consents and Waivers.  (a) Except as set forth on Schedule 5.15, the
            --------------------
Company and the Subsidiaries have obtained all consents and waivers needed to enable them to perform all of their obligations under this Agreement and the transactions contemplated hereby, copies of which have been provided to the Funds.

     (b) Except as set forth on Schedule 5.15, the Company has obtained from all holders of options, warrants and other securities of the Company having any right of first refusal, offer, sale, negotiation or similar rights or antidilution or other rights to have the terms (including, without limitation, conversion or exercise prices or rates) of such instruments adjusted by virtue of the issuance of the Notes and the Warrants or the other transactions contemplated by this Agreement, a written waiver in form and substance satisfactory to the Funds and their counsel, a copy of each of which has been provided to the Funds.

     5.16. Taxes and Liens.  The Company and the Subsidiaries  will duly pay and
           ---------------
discharge when payable, all taxes, assessments and governmental charges imposed upon or against the Company or the Subsidiaries or their properties, or any part thereof or upon the income or profits therefrom, in each case before the same become delinquent and before penalties accrue thereon, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of their property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company and the Subsidiaries have set aside on their books adequate reserves with respect thereto.

     5.17. Restrictive Agreement.  The Company and the Subsidiaries covenant and
           ---------------------
agree that they will not be a party to any agreement or instrument which by its terms would restrict the Company's or the Subsidiaries' performance of their obligations pursuant to this Agreement, the Certificate of Incorporation, By-laws, the Security Agreement, the Guarantee, the Warrants or the Notes.

     5.18.  Board  of  Directors.  The  Company  shall  at  all  times  maintain
            --------------------
provisions in its By-laws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware. The By-laws of the Company shall always contain provisions consistent with the provisions of this Section 5.18. In addition, the Company shall at all times maintain Director and Officer insurance acceptable to the Funds in their sole discretion.

     5.19. No Creation of Subsidiaries. Neither the Company nor the Subsidiaries
           ---------------------------
will create or acquire any entity that would be a subsidiary without the prior written consent of the Funds.

     5.20.  Publicity.  (a) Neither the Company nor the Subsidiaries shall issue
            ---------
any press release or make any other public announcement with respect to this Agreement or the transactions contemplated hereby or utilizing the names of the Funds or their officers, directors, employees, agents or affiliates without obtaining the prior approval of the Funds.

     (b) Neither the Company nor the Subsidiaries shall not disclose the names, identity, addresses or any other information regarding the Partnership and/or the Trust or any of its officers, directors, employees, shareholders, nominees and/or designees without the Funds' prior written consent.

     5.21.  Restriction on Securities.  Prior to the Effective Date, the Company
            -------------------------
and the Subsidiaries shall obtain the written agreement of all executive officers and directors of the Company and the Subsidiaries and as requested by the Funds shall use its best efforts to obtain a written agreement from all stockholders of 5% or more of the Common Stock of the Company to "lock-up" all of the shares of Common Stock owned by each of them (except with respect to the securities purchased by Stephen Fish) at any time until the Company repays, to the Funds, the principal and interest on the Notes, and to agree not to directly or indirectly, issue, agree or offer to sell, grant an option for the purchase or sale, assign, sell, contract to sell, sell "short" or "short against the box" (as those terms are generally understood), pledge, hypothecate, distribute or otherwise encumber or dispose of, any such shares (including options, rights, warrants or other securities convertible into, exchangeable, exercisable for or evidencing any right to purchase or subscribe for shares of capital stock of the Company or the Subsidiaries (whether or not beneficially owned by the undersigned)) or any beneficial interest therein of any shares of the Common Stock, all in form and substance satisfactory to the Funds and their counsel.

     5.22.  Restriction  on Liens.  The Company and the  Subsidiaries  shall not
            ---------------------
create, incur, assume or permit to exist any lien on any property or assets (including stock or other securities of any person) now owned or hereafter acquired by the Company or the Subsidiaries, other than as set forth on Schedule
5.22 and as contemplated by this Agreement, the Note and the Security Agreement.

     5.23.   Restrictions   on   Indebtedness.   Neither  the  Company  nor  the
             --------------------------------
Subsidiaries shall incur, create, assume or permit to exist any indebtedness except (i) indebtedness represented by the Notes, (ii) indebtedness which by its terms is subordinated to the Notes pursuant to terms acceptable to the Funds in their sole discretion in an amount less than $25,000 in the aggregate and (iii) indebtedness for borrowed money existing on the date hereof and disclosed in writing to the Holder, but not any extensions, renewals or replacements of such indebtedness.

     5.24.  Executive  Compensation.  Neither the  Company nor the  Subsidiaries
            -----------------------
shall increase any officer's compensation or bonuses, whether in the form of cash, stock, stock equivalents or otherwise (except for bonuses guaranteed in an employment contract but excluding any bonuses payable as severance which are waived pursuant to Section 5.15), without the prior written consent of the Funds, which shall not be unreasonably withheld.

     5.25.  Sale  and  Lease-Back  Transactions.  Neither  the  Company  nor the
            -----------------------------------
Subsidiaries shall enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent (including intellectual property), lease or license such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     5.26.  Restrictions on Certain Transactions.  The Company shall not sell or
            ------------------------------------
transfer any assets to, or purchase or acquire any assets of, or otherwise engage in any material transaction with any Subsidiary, other than as contemplated by this Agreement. Neither the Company nor the Subsidiaries shall sell or transfer assets to, or purchase or acquire any assets of, or otherwise engage in any other material transaction with (i) an officer or director of the Company or the Subsidiaries or (ii) a holder of 5% or more of the Common Stock of the Company or the Subsidiaries, if the effect of such transaction can reasonably be construed by the Funds as an attempt to frustrate the repayment of the Notes.

     5.27.  Limitations  on  Sales  of  Assets.  Except  as set  forth  in  this
            ----------------------------------
Agreement, the Security Agreement, the Notes or the Warrants, neither the Company nor the Subsidiaries shall permit or place any material restriction, directly or indirectly, on assets or properties of the Company or the Subsidiaries.

     5.28. No Impairment.  Neither the Company nor the  Subsidiaries  shall,  by
           -------------
amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, the Notes, the Subsidiary Guarantee, the Warrants, or the Security Agreement but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Funds against impairment.

     5.29. Agreements. The Company shall cause all members of management and all
           ----------
professional employees of and consultants and advisors to the Company, including all employees and consultants and advisors involved in its research and development, to be subject to agreements with respect to (i) nondisclosure of confidential information, (ii) assignment of patents, trademarks, copyrights and proprietary rights to the Company and (iii) disclosure to the Company of inventions.

     5.30.  Offer and Sale of Securities.  Except as set forth on Schedule 5.30,
            ----------------------------
neither the Company nor anyone acting on its behalf has directly or indirectly offered the Notes or the Warrants or any part thereof or any similar security of the Company (or any other securities convertible or exchangeable for the Notes or the Warrants or any similar security), for sale to, or solicited any offer to buy the same from, anyone other than the Funds. All securities of the Company heretofore sold and issued by it were sold and issued, and the Notes or the Warrants were offered and will be sold and issued, in compliance with all applicable federal and state securities laws.

     5.31. The Company shall use its best efforts to have the JDA execute and file a UCC-3 termination statement with respect to the Key Bank UCC on or prior to May 22, 1998 in all relevant jurisdictions.

     6.  Ranking of Note;  Security.  Except as  provided on Schedule 6 attached
         --------------------------
hereto and made a part hereof, the Company and the Subsidiaries acknowledge and agree that the Line of Credit shall be senior to all other indebtedness or other obligations of the Company and shall be secured by the receivables and inventory of the Company and the Subsidiaries now owned or hereafter owned or acquired (including, without limitation, assets are set forth on Schedule 1.1 annexed hereto). The Company and the Subsidiaries further acknowledge and agree that none of the Company's or the Subsidiaries creditors shall have any claim on the Line of Credit and neither the Company nor the Subsidiaries will represent to such creditors to the contrary. The Company and the Subsidiaries acknowledge and agree that they shall not create or permit the imposition of any Liens on any of their assets from and after the Effective Date.

     7. Events of Default.  The  following  shall each  constitute  an "Event of
        -----------------
Default" hereunder: (a) the failure of the Company to make any payment of principal of or interest on the Notes when due and payable;

     (b) a breach of any representation, warranty, covenant, or agreement of the Company or the Subsidiaries contained in this Agreement, the Notes, the Warrants or the Security Agreement;

     (c) the failure of the Company or the Subsidiaries to observe or perform any covenant in this Agreement, the Notes, the Warrants or the Security Agreement;

     (d) if the Company or any of the Subsidiaries shall:

     (i) admit in writing its inability to pay its debts generally as they become due,

     (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

     (iii) make an assignment for the benefit of its creditors,

     (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property,

     (v) on a petition in bankruptcy filed against, be adjudicated a bankrupt, or

     (vi) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

     (e) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the Company or the Subsidiaries, as the case may be, a receiver of the Company or the Subsidiaries or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Company or the Subsidiaries under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof;

     (f) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or the Subsidiaries or the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within thirty (30) days from the date of assumption of such custody or control;

     (g) the liquidation, dissolution or winding up of the Company or the Subsidiaries;

     (h) a final  judgment  or  judgments  for the payment of money in excess of
$100,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Company and the Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof or the Company and the Subsidiaries shall not, within such 30-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (i) if, within thirty (30) days after the commencement of an action against the Company or the Subsidiaries (and service of process in connection therewith on the Company or the Subsidiaries) seeking any bankruptcy, insolvency, reorganization, liquidation or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or the Subsidiaries, as the case may be, or all orders or proceedings thereunder affecting the property of the Company or the Subsidiaries stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company or the Subsidiaries of any trustee or receiver for all or any substantial part of the property of the Company or the Subsidiaries, such appointment shall not have been vacated.

     8. Remedies upon Default.
        ---------------------

     (a) Upon an Event of Default, in addition to any and all remedies set forth herein, in the Notes or at law or at equity, upon sixty (60) days notice to the Company, the Funds shall be entitled to appoint a majority of the members of the Board of Directors of the Company; provided, however, that after receipt of notice of default from the Funds, the Company shall have the opportunity to cure such Event of Default within such 60-day period, subject to the Company making a good faith effort to cure such Event of Default. The Directors of the Company will elect each such person selected by the Funds to the Board of Directors of the Company by creating a new position on the Board of Directors promptly following such person's nomination by the Funds and shall nominate such person for election in connection with any stockholder vote for Directors, and the Company will use its best efforts to ensure that the stockholders of the Company agree to vote all their securities in favor of such persons= election. The
Company agrees to vote all voting securities for which the Company holds proxies, granting it voting discretion, or is otherwise entitled to vote, in favor of, and to use its best efforts in all respect to cause, the election of each such individual proposed by the Funds. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by the Funds, pursuant to this Agreement, the Company will, and will use its best efforts to ensure that the stockholders of the Company, vote all its voting securities to elect each individual proposed by the Funds and approved by the Company and nominated for election by the Funds to fill such vacancy and serve as a voting Director.

     (b) Upon an Event of Default, in addition to any and all remedies set forth herein, in the Notes or at law or at equity, upon ninety (90) days notice to the Company, the Funds shall have the right (the "Repayment Right") upon demand (the date of each such demand being referred to as a "Demand Date"), to require the Company to immediately repay to the Funds, the outstanding principal and interest of the Notes on the Demand Date, in shares of Common Stock valued at the last sale price of the Common Stock on the business day prior to the Demand Date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by the NASDAQ Bulletin Board ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Common Stock as determined in good faith by the Board of Directors; provided, however, that after receipt of notice of default from the Funds, the Company shall have the opportunity to cure such default within such 90-day period, subject to the Company making a good faith effort to cure such Event of Default.

     9.  Indemnification.  The Company and the Subsidiaries  shall indemnify and
         ---------------
hold  harmless  the each of the  Funds  and each of their  respective  partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of Section 15 of the Securities Act of 1933, as amended, and the successors and assigns of any of the foregoing against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse each of the Funds for legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim whether or not pending or threatened and whether or not either Fund is a party thereto), in so far as such losses, liabilities, claims, damages or expenses arise out of, relate to, are incurred in connection with or are in any way a result of (i) the transactions contemplated by this Agreement, the Notes, the Warrants, the Subsidiary Guarantee or the Security Agreement including any modifications or future additions to such agreement or documents and related activities prior to the date hereof, (ii) any act by the Funds taken in connection with this Agreement, the Notes, the Warrants, the Subsidiary Guarantee or the Security Agreement
(iii) a breach of any representation, warranty, covenant, or agreement of the Company or the Subsidiaries contained in this Agreement, the Notes, the Warrants, the Subsidiary Guarantee or the Security Agreement (iv) the employment by the Company or the Subsidiaries of any device, scheme or artifice to defraud, or the engaging by the Company or the Subsidiaries in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Notes or Warrants or (v) any untrue statement or alleged untrue statement of a material fact contained in this Agreement, the Security Agreement, the Subsidiary Guarantee, the Notes and Warrants or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (vi) any action taken (or omitted to be taken) by the Company or the Subsidiaries or (vii) any action or proceeding relating to this Agreement, the Warrants, the Notes, the Subsidiary Guarantee and the Security Agreement and the relationship between the Company, the Subsidiaries and the Funds.

     10. Modification.  This Agreement may not be modified, amended or waived in
         ------------
any manner except by an instrument in writing signed by Paramount Capital Asset Management, Inc., the Investment Manager of the Trust and the General Partner of the Partnership, the Company and the Subsidiaries. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of such party of a provision of this Agreement.

     11. Miscellaneous.
         -------------

     11.1. Termination;  Survival of Representations,  Warranties and Covenants.
           ---------------------------------------------------------------------
Except as otherwise provided for in this Agreement all representations, warranties, covenants and agreements contained in this Agreement, or in any document, exhibit, schedule or certificate by any party delivered in connection herewith shall survive the execution and delivery of this Agreement and the Effective Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Funds or on their behalf.

     11.2 Expenses.  The Company and the Subsidiaries shall pay all of their own
          --------
expenses in connection with this Agreement and the transactions contemplated herein. The Company agrees to pay promptly and hold the Funds harmless against liability for the payment of all expenses incurred by the Company and the Funds in connection with all costs and expenses under this Agreement, the Notes, the Warrants and the Security Agreement,
including without limitation, the costs of preparing, printing and filing with the Commission any registration statement and amendments, post-effective amendments, and supplements thereto, preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses. In addition to the indemnification obligation contained in Section 10, and not to be conditioned upon, any amounts due and/or owing to the Funds by the Company pursuant to any of the provisions contained above, the Company hereby agrees to reimburse to the Funds, immediately upon demand made by the Funds all direct costs associated with entering into, and performance of, this Agreement, the funding of the Line of Credit and any transactions contemplated hereby including any bank or legal fees or charges associated therewith.

     11.3. Amendments and Waivers. This Agreement and all exhibits and schedules
           ----------------------
hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company, the Subsidiaries and the holders of a majority of principal amount of the Notes, and the Company or the Subsidiaries may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company or the Subsidiaries, as the case may be, has obtained the written consent or waiver of the holders of a majority of principal value of the Notes. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     11.4.  Successors  and Assigns.  This  Agreement may not be assigned by the
            -----------------------
Company or the Subsidiaries except with the prior written consent of the Funds. This Agreement shall be binding upon and inure to the benefit of the Company and the Subsidiaries and their permitted successors and assigns, and the Funds and their successors and assigns. The provisions hereof which are for the Funds= benefit as holders of the Notes and the Warrants are also for the benefit of, and enforceable by, any subsequent holder of such Notes and Warrants.

     11.5. Notices. All notices, demands and other communications to be given or
           -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

                           If to the Company or the Subsidiaries:
                           Conversion Technologies International, Inc.
                           3452 Lake Lynda Drive
                           Orlando, Florida 32817
                           Attn: William Amt

                           If to the Partnership or the Trust:
                           Paramount Capital Asset Management, Inc.
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Michael Weiss

     11.6. Governing Law. The validity, performance,  construction and effect o
           -------------
this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

     11.7.  Counterparts.  This  Agreement  may be  executed  in any  number  of
            ------------
counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties thereto.

     11.8.  Headings.  The  headings of the  Sections  hereof are  inserted as a
            --------
matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

     11.9.  Severability.  In the event that any provision of this  Agreement or
            ------------
the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

     11.10.  Freedom of Action.  (a) Nothing  herein shall restrict or otherwise
             -----------------
limit Paramount Capital Asset Management, Inc., the Partnership or the Trust from performing similar or dissimilar services for any other party or on their own account and nothing herein shall require Paramount Capital Asset Management, Inc., the Partnership or the Trust to make any opportunity available to or introduction to, or on behalf of, the Company or the Subsidiaries. As used in this Section 11.10, the Funds shall mean either and both of the Funds and their affiliates (excluding the Company and the Subsidiaries as affiliates of the Funds). The provisions of this Section 11.10 shall be enforceable to the fullest extent permitted by law.

     11.11.  Actions  by  Funds.  Any  actions  permitted  to be  taken  by  the
             ------------------
Partnership or the Trust and any consents required to be obtained from the same under this Agreement, may be taken or given only by, in the case of consents or actions requiring approval of the Partnership or the Trust, by the Partnership or the Trust, and in all other cases, only by holders of a majority of (a) in the case of the Notes, the face amount of the principal and (b) in the case of the Warrants, the number of underlying shares of Common Stock, and if such holders or Funds constituting a majority the ("Majority Holders") as set forth in (a) or (b) above or the Partnership or Trust take any action or grant any consent, such action or consent shall be deemed given or taken by all holders or the Funds' who shall be bound by the decision or action taken by the Majority Holders or the Partnership or the Trust without any liability on the part of the Majority Holders or the Partnership or the Trust to any other holder or Funds of securities hereto.

     11.12 Consent to Jurisdiction.  The parties hereto  irrevocably  consent to
           -----------------------
the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section
11.12. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

     11.13 Further Assurances.  The Company and the Subsidiaries agree, at their
           ------------------
expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Funds may from time to time request to better assure, preserve, protect and perfect the security interest (the "Security Interest") in the Company's and the Subsidiaries' receivables and inventory and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements, UCC-1's or other documents in connection herewith.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first written above.



THE ARIES FUND, A CAYMAN ISLAND TRUST       THE ARIES DOMESTIC FUND, L.P.

By: its Investment Manager, PARAMOUNT       By: its General Partner, PARAMOUNT
CAPITAL ASSET MANAGEMENT, INC.              CAPITAL ASSET MANAGEMENT, INC.


By:/s/Lindsay A. Rosenwald, M.D.            By:/s/Lindsay A. Rosenwald, M.D.
   ---------------------------------           --------------------------------
Name:  Lindsay A. Rosenwald, M.D.           Name:  Lindsay A. Rosenwald, M.D.
Title: President                            Title: President



CONVERSION TECHNOLOGIES                     DUNKIRK INTERNATIONAL GLASS
INTERNATIONAL, INC.                         AND CERAMICS CORPORATION


By:/s/William L. Amt                         By:/s/William L. Amt
   ---------------------------------            -------------------------------
Name:  William L. Amt                        Name:  William L. Amt
Title: President and Chief Executive Officer Title: President and Chief
                                                    Executive Officer



ADVANCED PARTICLE TECHNOLOGIES,
INC.


By:/s/William L. Amt
   ---------------------------------
Name:  William L. Amt
Title: President and Chief Executive Officer